Scudder
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                                                      Investments(SM)


EQUITY/GROWTH



Scudder Classic
Growth Fund




Annual Report
October 31, 2000



The fund seeks long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

Scudder Classic Growth Fund is properly known as Classic Growth Fund.

Contents
--------------------------------------------------------------------------------


                       4 Letter from the Fund's President
                       6 Performance Update
                       8 Portfolio Summary
                      10 Portfolio Management Discussion
                      15 Investment Portfolio
                      19 Financial Statements
                      22 Financial Highlights
                      23 Notes to Financial Statements
                      32 Report of Independent Accountants
                      33 Tax Information
                      34 Shareholder Meeting Results
                      35 Officers and Trustees
                      36 Investment Products and Services
                      38 Account Management Resources

Scudder Classic Growth Fund
--------------------------------------------------------------------------------
ticker symbol SCCGX                                             fund number 058
--------------------------------------------------------------------------------

Date of               o    The fund's Scudder Shares returned 15.69% for the
Inception:                 12-month period, beating the 6.10% return of its
9/9/96                     unmanaged benchmark, the S&P 500, and the 9.71%
                           average return for the large-cap core fund category,
                           as calculated by Lipper, Inc.^1
Total Net
Assets of             o    While growth equity investors saw a great deal of
Scudder                    volatility, particularly after March of this year,
Shares as of               the fund's more conservative approach to growth
10/31/00:                  investing enabled it to hold up well relative to its
$195 million               peer group.Moreover, these results are in line with
                           our expectations as the fund's strategy is designed to participate in broad advances made by growth stocks generally, while limiting volatility relative to more aggressive growth funds and indices.

                      o We believe the market will remain very selective, rewarding only those companies that are able to consistently demonstrate above-average earnings growth.






^1 Lipper, Inc. is an independent analyst of investment performance.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

An ongoing battle for market dominance between "new economy" technology and Internet stocks and more conservative value-oriented stocks resulted in a volatile market environment during much of the past 12 months. Early in the period, a combination of strong economic momentum, moderate inflation, and an improving corporate profits outlook helped to ease concerns about the impact of rising energy and labor prices and the threat of a more aggressive monetary tightening by the Federal Reserve Board (the Fed). In the spring, however, leadership shifted from technology and Internet stocks, as financial and cyclical sectors responded favorably to a more benign economic outlook. At the same time, investors once again focused on valuation and earnings, shied away from companies with unproven business plans and no current earnings, and sought out more seasoned and reasonably valued companies.

We believe Classic Growth Fund, which seeks to invest in quality growing companies while paying attention to valuation and risk management, was well positioned for this environment. The fund uses an investment approach known as GARP, or Growth at a Reasonable Price, a relatively conservative style of growth investing designed to weather volatile periods within the market cycle.

--------------------------------------------------------------------------------

Over the past 12 months, Scudder Shares of the fund outperformed both its benchmark, the S&P 500 Index, and the average for funds in the large-cap core fund category, as calculated by Lipper, Inc. For more information on the market environment and management's approach to stockpicking, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued interest in Scudder Classic Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337) or visit our Web site at www.scudder.com.

Sincerely,

/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Classic Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A LINE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

            Classic Growth Fund - Scudder Shares        S&P 500 Index*

  9/96                       10000                          10000
 10/96                       10159                          10276
  4/97                       11632                          11788
 10/97                       13921                          13577
  4/98                       16454                          16632
 10/98                       15418                          16563
  4/99                       18316                          20260
 10/99                       20370                          20817
  4/00                       23346                          22315
 10/00                       23566                          22088




--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return
                           Growth of                                    Average
Period ended 10/31/2000     $10,000            Cumulative                Annual
--------------------------------------------------------------------------------
Classic Growth Fund -- Scudder Shares
--------------------------------------------------------------------------------
1 year                     $  11,569               15.69%               15.69%
--------------------------------------------------------------------------------
Life of Class**            $  24,764              147.64%               24.47%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                     $  10,610                6.10%                6.10%
--------------------------------------------------------------------------------
Life of Class**            $  22,088              120.88%               21.39%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------


                        Yearly periods ended October 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)

                             1996** 1997   1998   1999  2000
--------------------------------------------------------------------------------
Class Total
Return (%)                    6.75  37.04  10.75  32.12 15.69
--------------------------------------------------------------------------------
Index Total
Return (%)                    2.76  32.12  21.99  25.68  6.10
--------------------------------------------------------------------------------
Net Asset
Value  ($)                   12.81  17.51  19.04  24.20 26.84
--------------------------------------------------------------------------------
Income
Dividends ($)                   --    .04    .04     --    --
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)               --     --    .29    .81  1.11
--------------------------------------------------------------------------------


* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
** The Fund commenced operations on September 9, 1996. Index comparisons begin
   September 30, 1996.

   Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered. Existing shares of Classic Growth Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share class. Performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total return for the one-year and life-of-Class periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------

                                                                October 31, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                          The fund remains close
                                                               to fully invested
                                                                     in domestic
                                                                  growth stocks.
    Equity Holdings             97%
    Cash Equivalents             3%
------------------------------------
                               100%
------------------------------------




--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 3% Cash Equivalents)
                                                             The fund benefited
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE,               from its moderate
ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.  overweightings, relative to the S&P 500, in
                                                           technology and health
                                                                care, which both
                                                                   outperformed.
    Technology                  28%
    Health                      18%
    Financial                   10%
    Media                        8%
    Communications               8%
    Consumer Staples             7%
    Energy                       6%
    Manufacturing                6%
    Consumer Discretionary       4%
    Other                        5%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(31% of Portfolio)                                       The fund's top holdings
                                                           reflect our desire to
1.  General Electric Co.                                invest in companies that
     Producer of electrical equipment                     we believe can provide
                                                                     growth at a
2.  Pfizer, Inc.                                               reasonable price.
    Manufacturer of prescription pharmaceuticals and non-prescription self medications

3.  Microsoft Corp.
    Developer of computer software

4.  Cisco Systems, Inc.
    Manufacturer of computer network products

5.  Intel Corp.
    Producer of semiconductor memory circuits

6.  American Express Co.
    Provider of travel-related, financial advisory and international banking services

7.  Sun Microsystems, Inc.
    Manufacturer of high-performance workstations, servers and software

8.  Merck & Co., Inc.
    Developer and manufacturer of pharmaceutical products, and provider of pharmaceutical benefit services

9.  EMC Corp.
    Provider of enterprise storage systems, software, networks and services

10. PepsiCo, Inc.
    Provider of soft drinks, snack foods and food services








For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request. Portfolio Management Discussion

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 2000

In the following interview, William F. Gadsden, portfolio manager of the Classic Growth Fund, discusses the fund's strategy and the market environment during the 12-month period ended October 31, 2000.

                  Q: How did the fund perform over the period?

                  A: The fund's Scudder Shares returned 15.69% during the period, beating the 6.10% return of its unmanaged benchmark, the S&P 500. In addition, the fund's returns placed it ahead of the 9.71% average of the Lipper large-cap core fund category. While growth equity investors saw a great deal of volatility, particularly after March of this year, our more conservative approach to growth investing enabled the fund to hold up well relative to its peer group.

                  Q: Could you tell us a little more about your growth investing strategy?

                  A: We use an approach known as GARP, or Growth at a Reasonable Price. We believe this approach should help the fund to outperform on a long-term basis by fully participating in broad advances while limiting portfolio volatility and risk in the event that conditions become less favorable. Additionally, our approach helps us assess opportunities in sectors that are often not represented in traditional growth styles. We believe that good companies that offer superior long-term growth characteristics, and the strength of competitive franchise to sustain them, are worth more than less reliable companies that are often "cheap" for a reason. On the other hand, when a stock reaches a price that we believe to be excessive in light of its long-term growth prospects, we will generally trim the fund's position to avoid what may be substantial downside risk in the event of a disappointment. In short, GARP is a disciplined methodology that has allowed the fund to participate in some of the market's biggest winners, and to avoid an inordinate number of negative surprises.

--------------------------------------------------------------------------------


                  Q: Please give us an overview of the market and how it impacted the fund.

                  A: Market volatility was quite high during much of the period. Late last year and early this year, a combination of strong economic momentum, moderate inflation, and an improving corporate profits outlook helped to alleviate prior concerns about the impact of rising energy and labor prices and the threat of a more aggressive monetary tightening by the Federal Reserve Board (the Fed). In March, however, leadership shifted from technology and Internet stocks as financial and cyclical sectors responded favorably to a more benign economic outlook and interest rate stability. Throughout the summer, rapid sector rotation resulted in increased market volatility. Many of the top contributors to the S&P 500 in the second quarter were health care companies such as Pfizer and Merck, while many of the poorest performers were technology stocks, including Microsoft and Cisco Systems. In many ways, the first quarter's laggards took the lead in the second quarter, as investors once again focused on valuation and earnings. They shied away from companies with unproven business plans and no current earnings, and sought out more seasoned and reasonably valued companies. In August, a strong rally in growth stocks gave way to profit-taking brought about by concerns as to how the now-slowing economy, higher oil prices, and a weak euro currency will impact corporate earnings. In September, the selling intensified. Many bellwether companies, across different economic sectors, pre-announced that earnings would likely fail to meet expectations. The most visible pre-announcements came in technology, which reinforced investor concerns that third-quarter revenues and earnings may be significantly lower than anticipated and not attributable to company-specific factors. Throughout the third quarter, however, the fund's diversified approach and attention to risk management helped mitigate losses, particularly in the technology sector.

--------------------------------------------------------------------------------


                  Q: Which industries and stocks have had the greatest impact on performance?

                  A: Over the past year, portfolio sector weightings had a slightly positive impact on performance relative to the S&P 500 Index. The fund was helped by underweighted positions in basic industries and communications, two of the market's poorest performing sectors. A low inflation environment and a lack of pricing power for many companies operating in these sectors contributed to the weakness. The fund also benefited from its moderate overweightings, relative to the S&P 500, in technology and health care, which both outperformed. These sectors have traditionally housed many of the market's top growth companies and have historically been well represented in the fund's investment style. Mild underweightings in the utility and financial sectors detracted from performance. Both groups had been fairly depressed and performed well in reaction to declining interest rates.

                  The fund's outperformance versus the benchmark was primarily attributable to good stock selection. This result is by design as we seek to identify the best companies within the different economic sectors. Our issue selections added value across several economic sectors but the greatest contributions came from technology, health care, and financials. Technology holdings were led by EMC, Corning, and Sun Microsystems, which all outperformed dramatically. Our small allocations to biotech companies Genentech and Immunex Corp. nicely complemented long-time holdings in drug stocks Eli Lilly and Pfizer. Strength in the finance sector of the portfolio was broad as American International Group, American Express, and Citigroup all benefited from declining interest rates and continued to post strong operating results.

                  Q: Where do you see things going from here in technology?

                  A: First, we see no quick resolution to the anti-trust litigation involving Microsoft. However, when the legal situation stabilizes, we think investors will focus on the

--------------------------------------------------------------------------------


                  company's good fundamentals and the wider acceptance of Windows 2000 at the corporate level. Also, the market has refocused its attention on fundamentals. This means that while investors are looking for growth, they want growth at a reasonable price. This renewed focus on valuation is the reason many high-flying stocks came crashing down. We don't think this is a temporary situation. A market focused on fundamentals should benefit the fund's portfolio. Holdings such as Pepsi and Pfizer are solid companies with strong earnings but with stock prices that had been depressed by the singular focus on technology. At the same time, many of the fundamentally sound technology companies the fund holds have begun to regain their footing. In fact, we have recently added to select technology holdings on short-term weakness.

                  Q: And, what's your outlook for the market in general?

                  A: We continue to believe the market will remain very selective, rewarding only those companies that are able to consistently demonstrate above-average earnings growth. In this environment, we believe our focus on risk control and identifying companies with dominant competitive positions and the ability to sustain superior earnings growth is particularly important.

--------------------------------------------------------------------------------

                  Classic Growth Fund:
                  A Team Approach to Investing

                  Classic Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                  Portfolio manager William F. Gadsden joined the Adviser in 1983 and is responsible for the fund's overall investment strategy and daily operation. Mr. Gadsden has over 18 years of investment industry experience.

Investment Portfolio                                      as of October 31, 2000
--------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Repurchase Agreements 0.7%
------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 6.55%,
    to be repurchased at $3,511,639 on 11/1/2000**
    (Cost $3,511,000).................................    3,511,000      3,511,000

------------------------------------------------------------------------------------
Short-Term Investments 2.1%
------------------------------------------------------------------------------------

 Student Loan Marketing Association, 6.45%***,
    11/1/2000 (Cost $10,000,000)......................   10,000,000     10,000,000


                                                           Shares
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Common Stocks 97.2%
------------------------------------------------------------------------------------

 Consumer Discretionary 4.2%
 Department & Chain Stores
 Home Depot, Inc. ....................................      184,650      7,939,950
 Target Corp. ........................................      160,800      4,442,100
 Wal-Mart Stores, Inc. ...............................      173,400      7,868,025
                                                                       -----------
                                                                        20,250,075
                                                                       -----------
 Consumer Staples 7.2%
 Alcohol & Tobacco 1.2%
 Anheuser-Busch Companies, Inc. ......................      126,400      5,782,800
                                                                       -----------

 Food & Beverage 3.8%
 Coca-Cola Co. .......................................      101,400      6,122,025
 PepsiCo, Inc. .......................................      255,300     12,366,094
                                                                       -----------
                                                                        18,488,119
                                                                       -----------
 Package Goods/Cosmetics 2.2%
 Colgate-Palmolive Co. ...............................      107,600      6,322,576
 Gillette Co. ........................................      114,800      4,003,650
                                                                       -----------
                                                                        10,326,226
                                                                       -----------
 Health 17.3%
 Biotechnology 3.6%
 Genentech, Inc.* ....................................       69,000      5,692,500
 Immunex Corp.*  .....................................       64,000      2,724,000
 MedImmune, Inc.* ....................................       61,200      4,000,950
 PE Corp.-PE Biosystems Group ........................       43,500      5,089,500
                                                                       -----------
                                                                        17,506,950
                                                                       -----------

    The accompanying notes are an integral part of the financial statements.

                                       15

------------------------------------------------------------------------------------

                                                           Shares       Value ($)
------------------------------------------------------------------------------------

 Medical Supply & Specialty 4.8%
 Baxter International, Inc. ..........................      122,350     10,055,641
 Becton, Dickinson & Co. .............................      194,300      6,509,050
 Medtronic, Inc. .....................................      117,900      6,403,444
                                                                       -----------
                                                                        22,968,135
                                                                       -----------
 Pharmaceuticals 8.9%
 Bristol-Myers Squibb Co. ............................       65,600      3,997,500
 Eli Lilly & Co. .....................................       91,200      8,151,000
 Merck & Co., Inc. ...................................      145,500     13,085,906
 Pfizer, Inc. ........................................      415,050     17,924,972
                                                                       -----------
                                                                        43,159,378
                                                                       -----------
 Communications 7.3%
 Cellular Telephone 2.2%
 Nokia Oyj (ADR) .....................................      122,300      5,228,325
 Vodafone Group PLC (ADR) ............................      133,100      5,665,069
                                                                       -----------
                                                                        10,893,394
                                                                       -----------
 Telephone/Communications 5.1%
 AT&T Wireless Group* ................................      153,000      3,815,433
 BroadWing, Inc.* ....................................      174,800      4,938,100
 JDS Uniphase Corp.* .................................       59,500      4,841,813
 Qwest Communications International, Inc.* ...........      114,260      5,555,893
 Verizon Communications ..............................       93,150      5,385,234
                                                                       -----------
                                                                        24,536,473
                                                                       -----------
 Financial 9.4%
 Insurance 2.5%
 American International Group, Inc. ..................      122,875     12,041,750
                                                                       -----------

 Consumer Finance 5.4%
 American Express Co. ................................      240,800     14,448,000
 Citigroup, Inc. .....................................      224,466     11,812,523
                                                                       -----------
                                                                        26,260,523
                                                                       -----------
 Other Financial Companies 1.5%
 Marsh & McLennan Companies, Inc. ....................       54,000      7,060,500
                                                                       -----------

 Media 7.5%
 Advertising 1.7%
 Interpublic Group of Companies, Inc. ................       64,700      2,778,056
 Omnicom Group, Inc. .................................       60,800      5,608,800
                                                                       -----------
                                                                         8,386,856
                                                                       -----------
 Broadcasting & Entertainment 2.7%
 Infinity Broadcasting Corp. "A"* ....................      108,600      3,610,950


    The accompanying notes are an integral part of the financial statements.

                                       16

------------------------------------------------------------------------------------

                                                           Shares       Value ($)
------------------------------------------------------------------------------------

 Viacom, Inc. "B"* ...................................       90,800      5,164,250
 Walt Disney Co. .....................................      122,200      4,376,288
                                                                       -----------
                                                                        13,151,488
                                                                       -----------
 Cable Television 3.1%
 AT&T Corp.-- Liberty Media Group "A"* ...............      441,100      7,939,800
 Comcast Corp. "A"* ..................................      168,900      6,882,675
                                                                       -----------
                                                                        14,822,475
                                                                       -----------
 Service Industries 3.2%
 EDP Services 0.8%
 Electronic Data Systems Corp. .......................       83,000      3,895,813
                                                                       -----------

 Investment 1.3%
 Goldman Sachs Group, Inc. ...........................       23,400      2,335,613
 Merrill Lynch & Co., Inc. ...........................       54,500      3,815,000
                                                                       -----------
                                                                         6,150,613
                                                                       -----------
 Miscellaneous Commercial Services 1.1%
 Siebel Systems, Inc.*  ..............................       52,100      5,467,244
                                                                       -----------

 Durables 2.0%
 Aerospace
 United Technologies Corp. ...........................      137,800      9,620,163
                                                                       -----------

 Manufacturing 5.7%
 Diversified Manufacturing 4.4%
 General Electric Co. ................................      381,500     20,910,969
                                                                       -----------

 Industrial Specialty 1.3%
 Corning, Inc. .......................................       83,600      6,395,400
                                                                       -----------

 Technology 27.5%
 Computer Software 9.1%
 America Online, Inc.* ...............................      143,500      7,236,705
 i2 Technologies, Inc.* ..............................       20,100      3,417,000
 Intuit, Inc.* .......................................      126,600      7,777,988
 Microsoft Corp.* ....................................      235,200     16,199,400
 Oracle Corp.* .......................................      270,400      8,923,200
                                                                       -----------
                                                                        43,554,293
                                                                       -----------
 Diverse Electronic Products 2.8%
 Applied Materials, Inc.* ............................      139,000      7,384,375
 Dell Computer Corp.* ................................      137,800      4,065,100


    The accompanying notes are an integral part of the financial statements.

                                       17

------------------------------------------------------------------------------------

                                                           Shares       Value ($)
------------------------------------------------------------------------------------

 Teradyne, Inc.* .....................................       67,800      2,118,750
                                                                       -----------
                                                                        13,568,225
                                                                       -----------
 EDP Peripherals 2.6%
 EMC Corp.* ..........................................      141,300     12,584,531
                                                                       -----------

 Electronic Components/Distributors 3.9%
 Applied Micro Circuits Corp* ........................       40,000      3,055,000
 Cisco Systems, Inc.* ................................      294,200     15,850,025
                                                                       -----------
                                                                        18,905,025
                                                                       -----------
 Electronic Data Processing 4.3%
 International Business Machines Corp. ...............       72,100      7,101,850
 Sun Microsystems, Inc.* .............................      123,600     13,704,150
                                                                       -----------
                                                                        20,806,000
                                                                       -----------
 Semiconductors 4.8%
 Intel Corp. .........................................      329,080     14,808,600
 Vitesse Semiconductor Corp.* ........................       60,000      4,196,250
 Xilinx, Inc.* .......................................       55,900      4,049,256
                                                                       -----------
                                                                        23,054,106
                                                                       -----------
 Energy 5.8%
 Oil & Gas Production 3.9%
 Anadarko Petroleum Corp. ............................       63,600      4,073,580
 Exxon Mobil Corp. ...................................      114,136     10,179,505
 Nabors Industries, Inc.* ............................       89,500      4,555,550
                                                                       -----------
                                                                        18,808,635
                                                                       -----------
 Oilfield Services/Equipment 1.9%
 Schlumberger Ltd. ...................................      121,200      9,226,350
                                                                       -----------

 Utilities 0.1%
 Electric Utilities
 Southern Energy, Inc.* ..............................       21,400        583,150
                                                                       -----------
------------------------------------------------------------------------------------
Total Common Stocks (Cost $407,195,754)                                469,165,659
------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $420,706,754) (a)            482,676,659
------------------------------------------------------------------------------------

*   Non-income producing security.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
*** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $421,199,092. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $61,477,567. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $79,400,525 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,922,958.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 2000
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $420,706,754)........................ $  482,676,659
Cash ..........................................................................          1,231
Dividends receivable ..........................................................        134,829
Interest receivable ...........................................................            639
Receivable for Fund shares sold ...............................................        657,817
Deferred organization expenses ................................................          8,907
Due from Adviser...............................................................        139,190
                                                                                --------------
Total assets ..................................................................    483,619,272

Liabilities
----------------------------------------------------------------------------------------------
Payable for Fund shares redeemed ..............................................        918,575
Accrued Trustees' fees and expenses............................................         66,700
Other accrued expenses and payables ...........................................        692,073
                                                                                --------------
Total liabilities .............................................................      1,677,348
----------------------------------------------------------------------------------------------
Net assets, at value                                                            $  481,941,924
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments .....................     61,969,905
Accumulated net realized gain (loss)...........................................     26,738,362
Paid-in capital ...............................................................    393,233,657
----------------------------------------------------------------------------------------------
Net assets, at value                                                            $  481,941,924
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------
Scudder Shares

Netasset value, offering and redemption price per share ($195,082,569 /
   7,268,722 outstanding shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized)...................................... $        26.84

Class A
Netasset value and redemption price per share ($152,893,342 / 5,670,342 outstanding shares of beneficial interest, $.01 par value, unlimited number
   of shares authorized)....................................................... $        26.96


Maximum offering price per share (100 / 94.25 of $26.96)....................... $        28.60

Class B

Netasset value, offering and redemption price (subject to contingent deferred sales charge) per share ($108,465,773 / 4,115,429 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares
   authorized)................................................................. $        26.36

Class C

Netasset value, offering and redemption price (subject to contingent deferred sales charge) per share ($25,500,240 / 971,158 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares
   authorized)................................................................. $        26.26



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 2000
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $11,549)............     $    2,195,360
Interest .......................................................            891,497
                                                                     ---------------
Total Income....................................................          3,086,857
                                                                     ---------------
Expenses:
Management fee..................................................          2,708,964
Services to shareholders........................................          2,194,554
Custodian and accounting fees...................................            157,211
Distribution services fees......................................            772,141
Administrative services fees....................................            538,223
Auditing........................................................             39,809
Legal...........................................................             24,185
Trustees' fees and expenses.....................................             90,197
Reports to shareholders.........................................            137,319
Registration fees...............................................            109,995
Amortization of organization expenses...........................              4,073
Other...........................................................             33,383
                                                                     ---------------
Total expenses, before expense reductions.......................          6,810,054
Expense reductions..............................................        (1,022,633)
                                                                     ---------------
Total expenses, after expense reductions                                  5,787,421
------------------------------------------------------------------------------------
Net investment income (loss)                                            (2,700,564)
------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------
Net realized gain (loss) from investments.......................         30,180,422
Net unrealized appreciation (depreciation) during the                    14,010,654
   period on investments........................................
------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                               44,191,076
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $   41,490,512
------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 Two Months
                                        Year Ended          Ended         Year Ended
Increase (Decrease) in                  October 31,       October 31,      August 31,
Net Assets                                 2000              1999            1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss)..........  $ (2,700,564)   $    (293,550)   $    (932,342)
Net realized gain (loss) on
   investment transactions............    30,180,422        2,343,968        9,396,870
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period.....    14,010,654       14,900,813       44,795,107
                                      ---------------- ---------------  ---------------
Net increase (decrease) in net
   assets resulting from operations...    41,490,512       16,951,231       53,259,635
                                      ---------------- ---------------  ---------------
Distributions to shareholders from:
Net realized gains -- Scudder Shares..    (6,405,855)               --      (4,994,696)
Net realized gains -- Class A.........    (3,271,517)               --        (734,391)
Net realized gains -- Class B.........    (2,298,852)               --        (597,986)
Net realized gains -- Class C.........      (413,112)               --         (91,871)
                                      ---------------- ---------------  ---------------
Fund share transactions:
Proceeds from shares sold.............   358,067,430       22,858,479      167,868,674
Reinvestment of distributions.........    12,138,523               --        6,289,899
Cost of shares redeemed............... (167,738,823)     (13,479,531)    (114,518,626)
                                      ---------------- ---------------  ---------------
Net increase (decrease) in net assets
   from Fund share transactions.......   202,467,130        9,378,948       59,639,947
                                      ---------------- ---------------  ---------------
Increase (decrease) in net assets.....   231,568,306       26,330,179      106,480,638
Net assets at beginning of period.....   250,373,618      224,043,439      117,562,801
Net assets at end of period........... $ 481,941,924   $  250,373,618   $  224,043,439

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Scudder Shares (b)

------------------------------------------------------------------------------------
Periods Ended October 31,                2000    1999(f)  1999(c) 1998(c)  1997(d)
------------------------------------------------------------------------------------
Net asset value, beginning of period    $24.20   $22.55   $16.61   $17.38  $12.00
                                        --------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment
operations:
------------------------------------------------------------------------------------
  Net investment income (loss)            (.12)    (.03)    (.10)     .01     .06
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       3.87     1.68     6.85     (.45)   5.36
                                        --------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations        3.75     1.65     6.75     (.44)   5.42
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                     --       --       --     (.04)   (.04)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                           (1.11)      --     (.81)    (.29)     --
                                        --------------------------------------------
------------------------------------------------------------------------------------
  Total distributions                    (1.11)      --     (.81)    (.33)   (.04)
------------------------------------------------------------------------------------
Net asset value, end of period          $26.84   $24.20   $22.55   $16.61  $17.38
                                        --------------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (e)                     15.69     7.36**  41.06    (2.72)  45.20**

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)   195.1    143.2    133.3    103.5    53.2
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          1.54(g)    1.78*    1.84     1.61    2.25*
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          1.27(g)    1.53*    1.59     1.30    1.25*
------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                       (.47)    (.71)*   (.48)     .03     .43*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 61       58*      68       49      27*


(a) Based on monthly average shares outstanding during the period.

(b) On April 16, 1998, existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.

(c) For the year ended August 31.

(d) For the period September 9, 1996 (commencement of operations) to August 31, 1997.

(e) Total return would have been lower had certain expenses not been reduced.

(f) For the two months ended October 31, 1999. On August 10, 1999, the Board of Trustees of the Fund changed the fiscal year end from August 31 to October 31.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.52% and 1.26%, respectively (see Notes to Financial Statements).

*   Annualized

**  Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Classic Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On August 10, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to October 31 from August 31.

The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

B. Purchases and Sales of Securities

For the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $407,116,114 and $226,019,544, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Effective April 16, 1998, the Adviser has agreed to waive 0.25% of its management fee until January 31, 2001. For the year ended October 31, 2000, the Adviser did not impose a portion of its management fee amounting to $967,494, and the fee imposed amounted to $1,741,470.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2000, the Distribution Fee was as follows:

                                                                  Unpaid at
                                                Total             October 31,
Distribution Fee                              Aggregated             2000
--------------------------------------------------------------------------------
Class B..................................  $      641,264   $      127,184
Class C..................................         130,877           29,690
                                           $      772,141   $      156,874

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2000 aggregated $295,674, of which $236,274 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2000, the CDSC for Classes B and C aggregated $183,314 and $963, respectively.

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the year ended October 31, 2000, the Administrative Service Fee was as follows:

                                                                    Unpaid at
                                                  Total             October 31,
Administrative Service Fee                     Aggregated              2000
--------------------------------------------------------------------------------
Class A..................................  $      280,844   $           --
Class B..................................         213,754               --
Class C..................................          43,625               --
                                           $      538,223   $           --

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the year ended October 31, 2000, 2000, the amount charged to Classes A, B and C by KSC aggregated $344,671, $343,047 and $112,809, respectively, of which $106,448 is unpaid at October 31, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the year ended October 31, 2000, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $304,908, of which $49,048 is unpaid at October 31, 2000.

The Scudder Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended October 31, 2000, the Special Servicing Agreement expense charged to the Scudder Shares amounted to $684,171, of which $85,270 is unpaid at October 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the year ended October 31, 2000, the amount charged to the Scudder Shares by STC aggregated $117,879, of which $10,885 is unpaid at October 31, 2000.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 2000, the amount charged to the Fund by SFAC aggregated $147,019, of which $24,796 is unpaid at October 31, 2000.

Trustees' Fees. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2000, the Trustees' fees and expenses aggregated $23,483. In addition, a one-time fee of $66,714 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note G. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $33,357 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agents whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended October 31, 2000, the Fund's custodian and transfer agent fees were reduced by $1,095 and $20,687, respectively, under these arrangements.

E. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------


F. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:

                               Year Ended                      Two Months Ended
                            October 31, 2000                   October 31, 1999
                   ----------------------------------- -----------------------------
                       Shares          Dollars           Shares          Dollars
Shares sold
------------------------------------------------------------------------------------
Scudder Shares          3,007,008  $   79,812,412          191,253   $    4,368,502
Class A............     6,365,261     169,698,800          467,676       10,792,550
Class B............     3,321,680      86,245,038          282,287        6,387,191
Class C............       854,446      22,311,180           57,839        1,310,236
                       13,548,395  $  358,067,430          999,055   $   22,858,479

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Scudder Shares            246,889  $    6,362,318               --   $           --
Class A............       123,977       3,209,724               --               --
Class B............        85,387       2,176,533               --               --
Class C............        15,303         389,948               --               --
                          471,556  $   12,138,523               --   $           --

Shares redeemed
------------------------------------------------------------------------------------
Scudder Shares         (1,901,521) $  (49,835,087)        (186,095)  $   (4,242,573)
Class A............    (3,396,132)    (90,592,754)        (307,088)      (7,090,317)
Class B............      (853,084)    (22,212,889)         (83,158)      (1,889,264)
Class C............      (195,776)     (5,098,093)         (11,341)        (257,377)
                       (6,346,513) $ (167,738,823)        (587,682)   $ (13,479,531)

Net increase (decrease)
------------------------------------------------------------------------------------
Scudder Shares          1,352,376  $   36,339,643            5,158   $      125,929
Class A............     3,093,106      82,315,770          160,588        3,702,233
Class B............     2,553,983      66,208,682          199,129        4,497,927
Class C............       673,973      17,603,035           46,498        1,052,859
                        7,673,438  $  202,467,130          411,373   $    9,378,948

--------------------------------------------------------------------------------

                                                                Year Ended
                                                             August 31, 1999
                                                   ---------------------------------
                                                       Shares          Dollars
Shares sold
------------------------------------------------------------------------------------
Scudder Shares                                          1,767,053  $   36,814,454
Class A............                                     4,181,810      89,719,684
Class B............                                     1,703,242      35,213,582
Class C............                                       290,638       6,120,954
                                                        7,942,743  $  167,868,674

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------
Scudder Shares                                            241,446  $    4,918,255
Class A............                                        34,363         700,664
Class B............                                        28,770         583,153
Class C............                                         4,331          87,827
                                                          308,910  $    6,289,899

Shares redeemed
------------------------------------------------------------------------------------
Scudder Shares                                         (2,330,780)  $ (48,909,586)
Class A............                                    (2,232,659)    (48,175,880)
Class B............                                      (727,039)    (15,294,433)
Class C............                                       (99,616)     (2,138,727)
                                                       (5,390,094)  $(114,518,626)

Net increase (decrease)
------------------------------------------------------------------------------------
Scudder Shares                                           (322,281)  $  (7,176,877)
Class A............                                     1,983,514      42,244,468
Class B............                                     1,004,973      20,502,302
Class C............                                       195,353       4,070,054
                                                        2,861,559  $   59,639,947

--------------------------------------------------------------------------------

G. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

On November 29, 2000, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and Scudder Capital Growth Fund, pursuant to which Scudder Capital Growth Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder Capital Growth Fund. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 24, 2001.

As a result of the Reorganization, each shareholder of the Scudder Classic Growth Fund will become a shareholder of the Scudder Capital Growth Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Scudder Capital Growth Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

Report of Independent Accountants
--------------------------------------------------------------------------------

         To the Trustees of Investment Trust and to the Scudder Shares Shareholders of Classic Growth Fund:

         In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Scudder Shares financial highlights present fairly, in all material respects, the financial position of Classic Growth Fund (the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the Scudder Shares financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Scudder Shares financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

         Boston, Massachusetts                        PricewaterhouseCoopers LLP
         December 20, 2000

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

         The Fund paid distributions of $1.11 per share from net long-term capital gains during its year ended October 31, 2000, of which 100% represents 20% rate gains.

         Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $25,000,000 as capital gain dividends for its year ended October 31, 2000, of which 100% represents 20% rate gains.

         Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Classic Growth Fund (the "fund"), a series of Investment Trust, was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of the Investment Trust.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          8,302,774            88,280
   Linda C. Coughlin                             8,304,579            86,475
   Dawn-Marie Driscoll                           8,305,567            85,487
   Edgar R. Fiedler                              8,304,051            87,003
   Keith R. Fox                                  8,306,457            84,597
   Joan E. Spero                                 8,303,428            87,627
   Jean Gleason Stromberg                        8,305,031            86,023
   Jean C. Tempel                                8,304,910            86,145
   Steven Zaleznick                              8,303,594            87,461
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending October 31, 2000.

                                    Number of Votes:
         For                Against              Abstain              Broker
                                                                    Non-Votes*
--------------------------------------------------------------------------------
      8,249,773              56,073               85,208                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Trustee; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 James M. Eysenbach*
   o  Vice President

 William F. Gadsden*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Valerie F. Malter*
   o  Vice President

 James E. Masur*
   o  Vice President

 Kathleen T. Millard*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary



 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       36


--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

[LOGO] Scudder Investments(SM)


PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 2000

KEMPER CLASSIC
GROWTH FUND

       "... The fund performed quite well early in the period, as did most other growth-style funds. As the pendulum shifted to value-oriented stocks, our price-conscious investment approach enabled us to hold up better than many other growth-style funds. The fund performed as it was designed to, and we're quite proud of the results. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

11
INDUSTRY SECTORS

12
LARGEST HOLDINGS

13
PORTFOLIO OF INVESTMENTS

16
FINANCIAL STATEMENTS

19
FINANCIAL HIGHLIGHTS

22
NOTES TO
FINANCIAL STATEMENTS

29
REPORT OF
INDEPENDENT ACCOUNTANTS

30
TAX INFORMATION

31
SHAREHOLDER MEETING
RESULTS


AT A GLANCE

 KEMPER CLASSIC GROWTH FUND
 TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                  KEMPER CLASSIC GROWTH       KEMPER CLASSIC GROWTH       LIPPER LARGE CAP CORE
KEMPER CLASSIC GROWTH FUND CLASS A                    FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
----------------------------------                ---------------------       ---------------------      -----------------------
15.7                                                      14.71                       14.33                       9.71

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/00   10/31/99
 .........................................................
    KEMPER CLASSIC GROWTH FUND
    CLASS A                         $26.96     $24.30
 .........................................................
    KEMPER CLASSIC GROWTH FUND
    CLASS B                         $26.36     $23.98
 .........................................................
    KEMPER CLASSIC GROWTH FUND
    CLASS C                         $26.26     $23.97
 .........................................................

 KEMPER CLASSIC GROWTH
 FUND RANKINGS
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LARGE-CAP CORE FUNDS CATEGORY*

                     CLASS                 CLASS                 CLASS
                       A                     B                     C
 ..................................................................................
    1-YEAR      #91 of 488 funds     #104 of 488 funds     #110 of 488 funds
 ..................................................................................

*LIPPER, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE. RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE.

 DIVIDEND REVIEW

 DURING THE YEAR ENDED OCTOBER 31, 2000, KEMPER CLASSIC GROWTH FUND PAID THE FOLLOWING DIVIDENDS:

                                          LONG-TERM
                                         CAPITAL GAIN
 .........................................................
    KEMPER CLASSIC GROWTH FUND CLASS A          $1.11
 .........................................................
    KEMPER CLASSIC GROWTH FUND CLASS B          $1.11
 .........................................................
    KEMPER CLASSIC GROWTH FUND CLASS C          $1.11
 .........................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc., Chicago, IL, (312)
BOX] 696-6000. The Morningstar Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market- cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE
                           ESTIMATED. MORNINGSTAR HAS PLACED KEMPER CLASSIC
                           GROWTH FUND IN THE LARGE CAP CATEGORY. PLEASE
                           CONSULT THE PROSPECTUS FOR A DESCRIPTION OF
                           INVESTMENT POLICIES.

GROWTH STOCK Growth stocks are shares in companies that are expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because these stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

PRICE-TO-EARNINGS RATIO (P/E) A P/E is a company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR A sector comprises stocks usually found in related industries. Financial, economic, business and other developments may affect stocks within a market sector similarly.

VALUE STOCK Value stocks are considered to be bargain stocks because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield.

ECONOMIC OVERVIEW


SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.43 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- while volatile month-to-month, they have been up an average of 15 to 20 percent compared to a year ago for the past six months.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. We saw the first evidence of how productivity slows along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent. Second, interest expense will surge (thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (11/30/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.40                   6.00                   4.80
Prime rate (2)                                  9.50                   9.25                   8.50                   8.00
Inflation rate (3)*                             3.50                   3.10                   2.60                   1.40
The U.S. dollar (4)                            11.10                   4.30                  -0.70                   1.20
Capital goods orders (5)*                       7.00                  17.10                  12.30                  -0.60
Industrial production (5)*                      5.20                   6.50                   4.40                   4.00
Employment growth (6)*                          1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for good quality borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of
2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF DECEMBER 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Sincerely,

Scudder Kemper Investments, Economics Group

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[GADSDEN PHOTO]

LEAD PORTFOLIO MANAGER WILLIAM F. GADSDEN JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1983 AND HAS MORE THAN 18 YEARS OF INVESTMENT INDUSTRY EXPERIENCE. GADSDEN HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1996. SCUDDER KEMPER INVESTMENT'S LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS, ECONOMISTS AND OTHER INVESTMENT PROFESSIONALS SUPPORTS GADSDEN.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE REPORTING PERIOD INDICATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DESPITE SHIFTING MARKET SENTIMENT AMID A VOLATILE MARKET ENVIRONMENT, KEMPER CLASSIC GROWTH FUND POSTED STRONG RETURNS AND OUTPERFORMED ITS BENCHMARK AND PEER GROUP DURING ITS FISCAL REPORTING PERIOD. BELOW, LEAD PORTFOLIO MANAGER BILL GADSDEN EXPLAINS WHY HE BELIEVES THE FUND'S INVESTMENT DISCIPLINE WAS DIRECTLY RESPONSIBLE FOR THE FUND'S OUTSTANDING PERFORMANCE.

Q     HOW DID KEMPER CLASSIC GROWTH FUND PERFORM DURING ITS ANNUAL
PERIOD--NOVEMBER 1, 1999 THROUGH OCTOBER 31, 2000?

A     We're very pleased with Kemper Classic Growth Fund's performance. The fund handily outperformed both its benchmark and its peer group. The fund's Class A shares (unadjusted for any sales charge) gained 15.70 percent, while its benchmark, the Standard & Poor's 500 stock index, gained just 6.10 percent and the Lipper Large-Cap Core Funds Category average was 9.71 percent for the same period.

  We attribute our outperformance to good stock selection but, most important, to our adherence to our "growth at a reasonable price" investment strategy.

Q     WILL YOU PROVIDE AN OVERVIEW OF THE MARKET AND HOW IT IMPACTED THE FUND?

A     The market environment changed dramatically over the 12-month period.
Until early March, the markets were volatile as the Federal Reserve Board (the
Fed) aggressively raised interest rates and a small group of large growth stocks -- primarily technology and Internet-related stocks -- gained momentum and dominated market returns.

  It seemed as if nothing could stop the momentum of the technology sector and specifically Internet or "dot-com" stocks. Momentum for almost any company tied to the Internet in some way grew, while nearly every other type of stock endured lackluster returns or losses.

  In March, we witnessed the beginning of a sharp change in market leadership. The market broadened beyond technology, and we began to see sharp gains by more value-oriented stocks such as financials, health care and energy. A tug-of-war took hold and continued through the remainder of the year between technology stocks and more conservative stocks, but essentially the latter half of the period favored value investors.

  The fund performed quite well early in the period, as did most other growth-style funds. As the pendulum shifted to value-oriented stocks, our price-conscious investment approach enabled us to hold up better than many other growth-style funds. The fund performed as it was designed to, and we're quite proud of the results.

Q     YOU MENTIONED THAT YOUR INVESTMENT PROCESS WAS ONE OF THE MOST IMPORTANT
CONTRIBUTORS TO PERFORMANCE. WILL YOU EXPLAIN THE PROCESS AND WHY YOU BELIEVE IT WORKS SO WELL?

A     Kemper Classic Growth Fund pursues long-term growth of capital, with reduced share-price volatility compared with other growth-stock funds. To do this, we follow a growth-at-a-reasonable-price (GARP) investment process. This is a core growth strategy.

PERFORMANCE UPDATE

  Our investment process targets high-quality, large-cap growth stocks. We seek established companies with strong competitive positions, stable and consistent earnings-growth prospects, excellent balance sheets and superior management.

  Outstanding fundamentals and growth potential are only a part of what we want, however. Our analysis must indicate that the stocks are "reasonably valued," or in other words, trading at an attractive price.

  We sell stocks when we see indications of deteriorating fundamentals or slowing earnings growth. Also, in keeping with our price-conscious philosophy, we reduce positions when valuations become stretched.

  Our adherence to the process was key this period, especially as technology valuations soared to historic levels early in the year. We do have a significant position in technology stocks -- close to that of our S&P 500 benchmark -- but generally we hold only companies that fit our "growth at a reasonable price" discipline.

  We didn't invest in the momentum stocks that were skyrocketing without strong fundamentals or current earnings to back the gains up. Instead, we stuck to just the market leaders and selected those companies within the context of the overall portfolio and how they impacted its risk profile. So, while we did hold some high-P/E technology names, they were those with attractive fundamentals and solid competitive positions -- the ones that tended to hold up better when technology struggled.

Q     WHICH AREAS OF KEMPER CLASSIC GROWTH FUND CONTRIBUTED THE MOST TO
PERFORMANCE DURING THE YEAR?

A     It's important to note that we are bottom-up investors. By that I mean we choose stocks based on their individual merit, not because a certain sector is performing well. With that said, three areas -- technology, health care and finance -- were strong contributors.

  As mentioned before, our technology holdings had a good run during the first part of the period. Some of the better performers were Oracle, Corning, Sun and EMC. Essentially we picked the right names and overweighted these names relative to the S&P 500.

  We were well diversified in health care, and that was a key to the sector's strong performance. We held some large pharmaceutical companies such as Warner-Lambert and Merck as well as some biotech names such as Genentech and Immunex and medical device manufacturers such as Medtronic.

  Our price-conscious investment approach also led us to a number of financial holdings -- traditionally a value-oriented sector. Our financial stocks gained considerable ground from March through October as investors came to perceive that the Fed's policy of raising rates had run its course and that we were entering a period of slower economic growth. Consistent with our strategy, we held companies that have dominant competitive positions in their respective businesses. The biggest contributions came from insurance company AIG and diversified financial services firms Marsh & McLennan Companies and Citigroup.

Q     WHAT AREAS OF THE FUND HINDERED PERFORMANCE?

A     Retail stocks were extremely weak during the year in response to the Fed's attempt to slow the economy by raising interest rates. Even though our retail holdings posted good earnings, the expectations that those earnings would slow as the economy slowed down hurt the stocks' performance. We narrowed our exposure to three names that we thought had the best prospects -- Home Depot, Target and Wal-Mart. It appears that the Fed is at the end of its interest-rate tightening program, and we've seen data suggesting that the economy has begun to slow. Barring any changes in direction, we expect a recovery in retail during the first part of 2001.

Q     DID ANY SPECIFIC STOCKS PERFORM EXTRAORDINARILY WELL?

A     EMC Corporation has been a standout performer for the fund. We visited the company in mid-1999 and were impressed with its management and the competitive niche they were carving out for the company. Historically, data storage had been seen as a commodity-driven industry with intense competition. We saw something different with EMC and believed it was poised to pull away from the pack. We made a big investment in

PERFORMANCE UPDATE

the company and have held on to it. EMC now holds the number one position (with virtually no competition) in the high-performance data storage area.

  The company has benefited from seemingly unstoppable growth fueled by the explosion of the Internet and networking in general. EMC is a good example of our core growth approach to technology. We identified the company that we believed would hold the clear number one competitive position in the storage segment. Then, we stuck with that company and as a result have garnered solid gains for the fund.

Q     WHAT ABOUT A HOLDING THAT DISAPPOINTED?

A     Procter & Gamble (P&G) was a holding that didn't meet our expectations. We bought the company because it fit our core growth strategy. It was the premier company in the consumer packaged goods industry, and we believed it had strong growth potential.

  Early in 2000, however, we became concerned as the company made an attempt to purchase pharmaceutical giant Warner Lambert. We viewed this as a negative shift in its strategy and didn't understand why P&G was looking for growth outside of its existing businesses. We reduced our position. Soon after, the deal fell through, and the company began to announce weak earnings. The stock plummeted, and we then liquidated our position.

  Although P&G's recent decline was disappointing, we still believe it is a good company with a strong competitive position. We'd add the stock again if we had confidence that the company's earnings were entering a period of acceleration. However, that will happen only if the company comes up with new and unique products to sustain its long-term sales growth. Currently, that's not happening to the extent it needs to. For the most part, P&G is looking for revenue growth by repackaging existing products.

Q     WHAT'S YOUR OUTLOOK FOR THE MARKETS AND KEMPER CLASSIC GROWTH FUND IN
PARTICULAR?

A     We are optimistic about the resilience of the U.S. markets and believe there are many good opportunities for investment. We'll continue to stick to our growth-at-a-reasonable-price discipline, which has served the fund and its shareholders quite well.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                     LIFE OF
                                                            1-YEAR    CLASS
---------------------------------------------------------------------------------------------------
    KEMPER CLASSIC GROWTH FUND CLASS A                       9.05%    22.84%    (since 9/9/96)
 ...................................................................................................
    KEMPER CLASSIC GROWTH FUND CLASS B                      11.71     13.46    (since 4/16/98)
 ...................................................................................................
    KEMPER CLASSIC GROWTH FUND CLASS C                      14.33     14.26    (since 4/16/98)
 ...................................................................................................

KEMPER CLASSIC GROWTH FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 9/30/96 to 10/31/00
[LINE GRAPH]

                                                  KEMPER CLASSIC GROWTH       STANDARD & POOR'S 500        U.S. CONSUMER PRICE
                                                      FUND CLASS A1               STOCK INDEX+                   INDEX++
                                                  ---------------------       ---------------------        -------------------
9/30/96                                                  9426.00                    10000.00                    10000.00
                                                        10034.00                    10777.00                    10051.00
                                                        12394.00                    12878.00                    10158.00
12/31/97                                                13531.00                    14119.00                    10222.00
                                                        15622.00                    16496.00                    10330.00
                                                        16590.00                    17884.00                    10387.00
6/30/99                                                 18313.00                    19972.00                    10532.00
                                                        22194.00                    21376.00                    10665.00
                                                        22640.00                    21163.00                    10925.00
10/31/00                                                22318.00                    20796.00                    11016.00

KEMPER CLASSIC GROWTH FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 4/30/98 to 10/31/00
[LINE GRAPH]

                                                  KEMPER CLASSIC GROWTH       STANDARD & POOR'S 500        U.S. CONSUMER PRICE
                                                      FUND CLASS B1               STOCK INDEX+                   INDEX++
                                                  ---------------------       ---------------------        -------------------
4/30/98                                                 10000.00                    10000.00                    10000.00
                                                         9808.00                     9812.00                    10018.00
                                                        10054.00                    10199.00                    10031.00
                                                         9803.00                    10080.00                    10043.00
                                                         8155.00                     8611.00                    10055.00
                                                         8514.00                     9148.00                    10068.00
                                                         9341.00                     9882.00                    10092.00
                                                         9941.00                    10467.00                    10092.00
                                                        10627.00                    11057.00                    10086.00
1/31/99                                                 11052.00                    11510.00                    10111.00
                                                        10658.00                    11139.00                    10123.00
                                                        10986.00                    11571.00                    10154.00
                                                        11057.00                    12010.00                    10228.00
                                                        10786.00                    11710.00                    10228.00
                                                        11681.00                    12347.00                    10228.00
                                                        11426.00                    11952.00                    10258.00
                                                        11441.00                    11877.00                    10283.00
                                                        11359.00                    11538.00                    10332.00
10/31/99                                                12270.00                    12259.00                    10351.00
                                                        12822.00                    12494.00                    10357.00
                                                        14096.00                    13216.00                    10357.00
                                                        13424.00                    12543.00                    10388.00
                                                        13408.00                    12291.00                    10449.00
                                                        14470.00                    13479.00                    10535.00
                                                        14006.00                    13064.00                    10542.00
                                                        13456.00                    12776.00                    10554.00
                                                        14438.00                    13084.00                    10609.00
                                                        14198.00                    12870.00                    10634.00
                                                        15057.00                    13651.00                    10640.00
                                                        14118.00                    12921.00                    10689.00
10/31/00                                                13789.00                    12857.00                    10698.00

KEMPER CLASSIC GROWTH FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 4/30/98 to 10/31/00
[LINE GRAPH]

                                                  KEMPER CLASSIC GROWTH       STANDARD & POOR'S 500        U.S. CONSUMER PRICE
                                                      FUND CLASS C1               STOCK INDEX+                   INDEX++
                                                  ---------------------       ---------------------        -------------------
4/30/98                                                 10000.00                    10000.00                    10000.00
                                                         9813.00                     9812.00                    10018.00
                                                        10059.00                    10199.00                    10031.00
                                                         9808.00                    10080.00                    10043.00
                                                         8155.00                     8611.00                    10055.00
                                                         8514.00                     9148.00                    10068.00
                                                         9341.00                     9882.00                    10092.00
                                                         9946.00                    10467.00                    10092.00
                                                        10632.00                    11057.00                    10086.00
1/31/99                                                 11057.00                    11510.00                    10111.00
                                                        10663.00                    11139.00                    10123.00
                                                        10996.00                    11571.00                    10154.00
                                                        11062.00                    12010.00                    10228.00
                                                        10791.00                    11710.00                    10228.00
                                                        11691.00                    12347.00                    10228.00
                                                        11436.00                    11952.00                    10258.00
                                                        11451.00                    11877.00                    10283.00
                                                        11359.00                    11538.00                    10332.00
10/31/99                                                12265.00                    12259.00                    10351.00
                                                        12817.00                    12494.00                    10357.00
                                                        14086.00                    13216.00                    10357.00
                                                        13413.00                    12543.00                    10388.00
                                                        13386.00                    12291.00                    10449.00
                                                        14443.00                    13479.00                    10535.00
                                                        13973.00                    13064.00                    10542.00
                                                        13424.00                    12776.00                    10554.00
                                                        14390.00                    13084.00                    10609.00
                                                        14150.00                    12870.00                    10634.00
                                                        15004.00                    13651.00                    10640.00
                                                        14070.00                    12921.00                    10689.00
10/31/00                                                14035.00                    12857.00                    10698.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE WITH CHANGING
MARKET CONDITIONS, SO THAT WHEN
REDEEMED, SHARES MAY BE WORTH MORE OR
LESS THAN THEIR ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN MEASURES
  NET INVESTMENT INCOME AND CAPITAL GAIN
  OR LOSS FROM PORTFOLIO INVESTMENTS,
  ASSUMING REINVESTMENT OF ALL
  DIVIDENDS. TOTAL RETURNS ARE DERIVED
  FROM HISTORICAL PERFORMANCE OF CLASS S
  SHARES.

 (1)THE MAXIMUM SALES CHARGE FOR CLASS A
    SHARES IS 5.75%, FOR CLASS B SHARES
    ADJUSTMENT FOR THE APPLICABLE
    CONTINGENT DEFERRED SALES CHARGE
    (CDSC) OF 3%, AND FOR CLASS C SHARES
    NO ADJUSTMENT FOR SALES CHARGE. THE
    MAXIMUM CDSC FOR CLASS B SHARES IS
    4%. FOR CLASS C SHARES, THERE IS A
    1% CDSC ON CERTAIN REDEMPTIONS
    WITHIN THE FIRST YEAR OF PURCHASE.
    CLASS A FUND PERFORMANCE PRIOR TO
    APRIL 16, 1998, IS DERIVED FROM THE
    SCUDDER "S" SHARE INCEPTION DATE AND
    HAS BEEN ADJUSTED TO REFLECT THE
    CURRENT MAXIMUM INITIAL SALES CHARGE
    OF 5.75%. CLASS S SHARES ARE SUBJECT
    TO CERTAIN OTHER, OR DIFFERENT
    LEVELS OF, EXPENSES THAN CLASS A.
    THE EXPENSES APPLICABLE TO CLASS S
    SHARES HAVE BEEN REFLECTED IN THE
    PERFORMANCE PRESENTED FOR CLASS A.
    THE DIFFERENCE IN EXPENSES WILL
    AFFECT PERFORMANCE. THE FUND'S
    SHARES WERE OFFERED WITHOUT A SALES
    CHARGE UNTIL APRIL 15, 1998. KEMPER
    CLASS A, B AND C SHARES WERE
    INITIALLY OFFERED ON APRIL 16, 1998.
    CLASS B SHARES IS ADJUSTED FOR THE
    CDSC IN EFFECT AT THE END OF THE
    PERIOD. RETURNS DURING PART OF THE
    PERIODS SHOWN INCLUDE THE EFFECT OF
    A TEMPORARY WAIVER OF MANAGEMENT
    FEES AND/OR ABSORPTION OF CERTAIN
    OPERATING EXPENSES BY THE INVESTMENT
    ADVISOR. WITHOUT SUCH WAIVER OR
    ABSORPTION, RETURNS WOULD HAVE BEEN
    LOWER AND RATINGS OR RANKINGS MIGHT
    HAVE BEEN LESS FAVORABLE. DURING THE
    PERIODS NOTED, SECURITIES PRICES
    FLUCTUATED. FOR ADDITIONAL
    INFORMATION, SEE THE PROSPECTUS,
    STATEMENT OF ADDITIONAL INFORMATION
    AND THE FINANCIAL HIGHLIGHTS AT THE
    END OF THIS REPORT.

 +THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS WIESENBERGER(R).

++THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. IT IS
  GENERALLY CONSIDERED TO BE A MEASURE
  OF INFLATION. SOURCE IS
  WIESENBERGER(R).

INDUSTRY SECTORS

SECTOR COMPOSITION OF KEMPER CLASSIC GROWTH FUND*
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF CLASSIC GROWTH FUND REPRESENTED ON OCTOBER 31, 2000, AND OCTOBER 31, 1999. [BAR GRAPH]

                                                               KEMPER CLASSIC GROWTH FUND ON      KEMPER CLASSIC GROWTH FUND ON
                                                                          10/31/00                           10/31/99
                                                               -----------------------------      -----------------------------
Technology                                                                 28.20                              23.20
Health care                                                                17.80                              15.90
Communication services                                                     15.30                              14.40
Consumer non-durables                                                      15.00                              20.30
Financial                                                                   9.70                              10.00
Capital goods                                                               7.90                              11.20
Energy                                                                      6.00                               5.00
Utilities                                                                   0.10                               0.00

*Portfolio composition is subject to change.

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER CLASSIC GROWTH FUND REPRESENTED ON OCTOBER 31, 2000, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.
[BAR GRAPH]

                                                               KEMPER CLASSIC GROWTH FUND ON          S&P 500 STOCK INDEX ON
                                                                          10/31/00                           10/31/00
                                                               -----------------------------          ----------------------
Technology                                                                  28.2                               29.5
Health care                                                                 17.8                               11.4
Communication services                                                      15.3                                6.3
Consumer non-durables                                                         15                               17.1
Financial                                                                    9.7                               15.7
Capital goods                                                                7.9                                8.6
Energy                                                                         6                                5.9
Utilities                                                                    0.1                                3.3
Basic materials                                                                0                                1.7
Transportation                                                                 0                                0.5

* The Standard & Poor's 500 Stock index is an unmanaged index generally representative of the U.S. stock market. Source is Wiesenberger(R).

LARGEST HOLDINGS

KEMPER CLASSIC GROWTH FUND'S 10 LARGEST HOLDINGS*
Representing 31.5 percent of the fund's total portfolio on October 31, 2000.

            HOLDINGS                                                            PERCENT
---------------------------------------------------------------------------------------
1.          GENERAL ELECTRIC              A broadly diversified company with     4.3%
                                          major businesses in power
                                          generators, appliances, lighting,
                                          plastics, medical systems, aircraft
                                          engines, financial services and
                                          broadcasting
---------------------------------------------------------------------------------------
2.          PFIZER                        A globally diversified                 3.7%
                                          research-based health-care company
                                          that develops, manufactures and
                                          markets a wide variety of products
                                          for human and animal health care
---------------------------------------------------------------------------------------
3.          MICROSOFT                     Develops, manufactures, licenses,      3.4%
                                          sells and supports software
                                          products
---------------------------------------------------------------------------------------
4.          CISCO SYSTEMS                 Large, comprehensive supplier of       3.3%
                                          routing software and related
                                          systems that direct the flow of
                                          data between local networks
---------------------------------------------------------------------------------------
5.          INTEL                         Engaged in the design, development,    3.1%
                                          manufacturing and sale of advanced
                                          semiconductors and integrated
                                          circuits
---------------------------------------------------------------------------------------
6.          AMERICAN EXPRESS              A diversified financial services       3.0%
                                          firm, which has three units: Travel
                                          Related Services, American Express
                                          Financial Advisors, and American
                                          Express Bank
---------------------------------------------------------------------------------------
7.          SUN MICROSYSTEMS              A provider of high-performance         2.8%
                                          workstations, servers and
                                          networking software for the
                                          engineering, scientific, commercial
                                          and technical industries
---------------------------------------------------------------------------------------
8.          MERCK                         A global pharmaceutical company        2.7%
                                          that discovers, develops,
                                          manufactures and markets human and
                                          animal health products
---------------------------------------------------------------------------------------
9.          EMC                           Designs, manufactures, markets and     2.6%
                                          supports high-performance storage
                                          products and provides related
                                          services. The storage products
                                          include hardware, software and
                                          switching products
---------------------------------------------------------------------------------------
10.         PEPSICO                       A diversified manufacturer of food     2.6%
                                          products, including soft drinks
                                          (Pepsi, Mountain Dew, Slice), snack
                                          foods (Doritos, Fritos, Lays,
                                          Ruffles, Rold Gold pretzels), fruit
                                          juices (Tropicana Pure Premium) and
                                          bottled water (Aquafina)
---------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER CLASSIC GROWTH FUND
Portfolio of Investments as of October 31, 2000

                                                                                           PRINCIPAL
    REPURCHASE AGREEMENTS--0.7%                                                              AMOUNT        VALUE
                                             State Street Bank and Trust Company, 6.55%,
                                               to be repurchased at $3,511,639 on
                                               11/1/2000**
                                               (Cost $3,511,000)                           $3,511,000   $  3,511,000
                                             ---------------------------------------------------------------------------
    SHORT-TERM INVESTMENTS--2.1%
                                             Student Loan Marketing Association,
                                               6.45%***, 11/1/2000
                                               (Cost $10,000,000)                          10,000,000     10,000,000
                                             ---------------------------------------------------------------------------
    COMMON STOCKS--97.2%                                                                     SHARES

    CONSUMER DISCRETIONARY--4.2%
    DEPARTMENT & CHAIN STORES
                                             Home Depot, Inc.                                 184,650      7,939,950
                                             Target Corp.                                     160,800      4,442,100
                                             Wal-Mart Stores, Inc.                            173,400      7,868,025
                                             ---------------------------------------------------------------------------
                                                                                                          20,250,075
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--7.2%
    ALCOHOL & TOBACCO--1.2%
                                             Anheuser-Busch Companies, Inc.                   126,400      5,782,800
                                             ---------------------------------------------------------------------------

    FOOD & BEVERAGE--3.8%
                                             Coca-Cola Co.                                    101,400      6,122,025
                                             PepsiCo, Inc.                                    255,300     12,366,094
                                             ---------------------------------------------------------------------------
                                                                                                          18,488,119

    PACKAGE GOODS/COSMETICS--2.2%
                                             Colgate-Palmolive Co.                            107,600      6,322,576
                                             Gillette Co.                                     114,800      4,003,650
                                             ---------------------------------------------------------------------------
                                                                                                          10,326,226
------------------------------------------------------------------------------------------------------------------------

    HEALTH--17.3%
    BIOTECHNOLOGY--3.6%
                                             Genentech, Inc.*                                  69,000      5,692,500
                                             Immunex Corp.*                                    64,000      2,724,000
                                             MedImmune, Inc.*                                  61,200      4,000,950
                                             PE Corp.-PE Biosystems Group                      43,500      5,089,500
                                             ---------------------------------------------------------------------------
                                                                                                          17,506,950

    MEDICAL SUPPLY & SPECIALTY--4.8%
                                             Baxter International, Inc.                       122,350     10,055,641
                                             Becton, Dickinson & Co.                          194,300      6,509,050
                                             Medtronic, Inc.                                  117,900      6,403,444
                                             ---------------------------------------------------------------------------
                                                                                                          22,968,135

    PHARMACEUTICALS--8.9%
                                             Bristol-Myers Squibb Co.                          65,600      3,997,500
                                             Eli Lilly & Co.                                   91,200      8,151,000
                                             Merck & Co., Inc.                                145,500     13,085,906
                                             Pfizer, Inc.                                     415,050     17,924,972
                                             ---------------------------------------------------------------------------
                                                                                                          43,159,378

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE

    COMMUNICATIONS--7.3%
    CELLULAR TELEPHONE--2.2%
                                             Nokia Oyj (ADR)                                  122,300   $  5,228,325
                                             Vodafone Group PLC (ADR)                         133,100      5,665,069
                                             ---------------------------------------------------------------------------
                                                                                                          10,893,394

    TELEPHONE/COMMUNICATIONS--5.1%
                                             AT&T Wireless Group*                             153,000      3,815,433
                                             BroadWing, Inc.*                                 174,800      4,938,100
                                             JDS Uniphase Corp.*                               59,500      4,841,813
                                             Qwest Communications International, Inc.*        114,260      5,555,893
                                             Verizon Communications                            93,150      5,385,234
                                             ---------------------------------------------------------------------------
                                                                                                          24,536,473
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--9.4%
    INSURANCE--2.5%
                                             American International Group, Inc.               122,875     12,041,750
                                             ---------------------------------------------------------------------------

    CONSUMER FINANCE--5.4%
                                             American Express Co.                             240,800     14,448,000
                                             Citigroup, Inc.                                  224,466     11,812,523
                                             ---------------------------------------------------------------------------
                                                                                                          26,260,523

    OTHER FINANCIAL COMPANIES--1.5%
                                             Marsh & McLennan Companies, Inc.                  54,000      7,060,500
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--7.5%
    ADVERTISING--1.7%
                                             Interpublic Group of Companies, Inc.              64,700      2,778,056
                                             Omnicom Group, Inc.                               60,800      5,608,800
                                             ---------------------------------------------------------------------------
                                                                                                           8,386,856

    BROADCASTING & ENTERTAINMENT--2.7%
                                             Infinity Broadcasting Corp. "A"*                 108,600      3,610,950
                                             Viacom, Inc. "B"*                                 90,800      5,164,250
                                             Walt Disney Co.                                  122,200      4,376,288
                                             ---------------------------------------------------------------------------
                                                                                                          13,151,488

    CABLE TELEVISION--3.1%
                                             AT&T Corp. -- Liberty Media Group "A"*           441,100      7,939,800
                                             Comcast Corp. "A"*                               168,900      6,882,675
                                             ---------------------------------------------------------------------------
                                                                                                          14,822,475
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.2%
    EDP SERVICES--0.8%
                                             Electronic Data Systems Corp.                     83,000      3,895,813
                                             ---------------------------------------------------------------------------

    INVESTMENT--1.3%
                                             Goldman Sachs Group, Inc.                         23,400      2,335,613
                                             Merrill Lynch & Co., Inc.                         54,500      3,815,000
                                             ---------------------------------------------------------------------------
                                                                                                           6,150,613

    MISCELLANEOUS COMMERCIAL
      SERVICES--1.1%
                                             Siebel Systems, Inc.*                             52,100      5,467,244
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.0%
    AEROSPACE
                                             United Technologies Corp.                        137,800      9,620,163
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--5.7%
    DIVERSIFIED MANUFACTURING--4.4%
                                             General Electric Co.                             381,500     20,910,969
                                             ---------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--1.3%
                                             Corning, Inc.                                     83,600      6,395,400
                                             ---------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES        VALUE

    TECHNOLOGY--27.5%
    COMPUTER SOFTWARE--9.1%
                                             America Online, Inc.*                            143,500   $  7,236,705
                                             i2 Technologies, Inc.*                            20,100      3,417,000
                                             Intuit, Inc.*                                    126,600      7,777,988
                                             Microsoft Corp.*                                 235,200     16,199,400
                                             Oracle Corp.*                                    270,400      8,923,200
                                             ---------------------------------------------------------------------------
                                                                                                          43,554,293

    DIVERSE ELECTRONIC PRODUCTS--2.8%
                                             Applied Materials, Inc.*                         139,000      7,384,375
                                             Dell Computer Corp.*                             137,800      4,065,100
                                             Teradyne, Inc.*                                   67,800      2,118,750
                                             ---------------------------------------------------------------------------
                                                                                                          13,568,225

    EDP PERIPHERALS--2.6%
                                             EMC Corp.*                                       141,300     12,584,531
                                             ---------------------------------------------------------------------------

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--3.9%
                                             Applied Micro Circuits Corp*                      40,000      3,055,000
                                             Cisco Systems, Inc.*                             294,200     15,850,025
                                             ---------------------------------------------------------------------------
                                                                                                          18,905,025

    ELECTRONIC DATA PROCESSING--4.3%
                                             International Business Machines Corp.             72,100      7,101,850
                                             Sun Microsystems, Inc.*                          123,600     13,704,150
                                             ---------------------------------------------------------------------------
                                                                                                          20,806,000

    SEMICONDUCTORS--4.8%
                                             Intel Corp.                                      329,080     14,808,600
                                             Vitesse Semiconductor Corp.*                      60,000      4,196,250
                                             Xilinx, Inc.*                                     55,900      4,049,256
                                             ---------------------------------------------------------------------------
                                                                                                          23,054,106
------------------------------------------------------------------------------------------------------------------------

    ENERGY--5.8%
    OIL & GAS PRODUCTION--3.9%
                                             Anadarko Petroleum Corp.                          63,600      4,073,580
                                             Exxon Mobil Corp.                                114,136     10,179,505
                                             Nabors Industries, Inc.*                          89,500      4,555,550
                                             ---------------------------------------------------------------------------
                                                                                                          18,808,635

    OILFIELD SERVICES/ EQUIPMENT--1.9%
                                             Schlumberger Ltd.                                121,200      9,226,350
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--0.1%
    ELECTRIC UTILITIES
                                             Southern Energy, Inc.*                            21,400        583,150
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $407,195,754)                                         469,165,659
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $420,706,754) (a)                                    $482,676,659
                                             ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Non-income producing security.

 ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $421,199,092. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $61,477,567. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $79,400,525 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,922,958.

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of October 31, 2000

ASSETS
Investments in securities, at value (cost $420,706,754)         $482,676,659
----------------------------------------------------------------------------
Cash                                                                   1,231
----------------------------------------------------------------------------
Dividends receivable                                                 134,829
----------------------------------------------------------------------------
Interest receivable                                                      639
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      657,817
----------------------------------------------------------------------------
Deferred organization expenses                                         8,907
----------------------------------------------------------------------------
Due from Adviser                                                     139,190
----------------------------------------------------------------------------
TOTAL ASSETS                                                     483,619,272
----------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                     918,575
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   66,700
----------------------------------------------------------------------------
Other accrued expenses and payables                                  692,073
----------------------------------------------------------------------------
Total liabilities                                                  1,677,348
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $481,941,924
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Net unrealized appreciation (depreciation) on investments         61,969,905
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              26,738,362
----------------------------------------------------------------------------
Paid-in capital                                                  393,233,657
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $481,941,924
----------------------------------------------------------------------------
 NET ASSET VALUE
SCUDDER SHARES
Net asset value, offering and redemption price per share
($195,082,569/7,268,722 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares
authorized)                                                           $26.84
----------------------------------------------------------------------------
CLASS A
  Net asset value and redemption price per share
  ($152,893,342/5,670,342 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $26.96
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $26.96)              $28.60
----------------------------------------------------------------------------
CLASS B
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($108,465,773/4,115,429 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $26.36
----------------------------------------------------------------------------
CLASS C
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($25,500,240/971,158 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $26.26
----------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
for the year ended October 31, 2000

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $11,549)              $ 2,195,360
--------------------------------------------------------------------------------
Interest                                                              891,497
--------------------------------------------------------------------------------
Total Income                                                        3,086,857
--------------------------------------------------------------------------------
Expenses:
Management fee                                                      2,708,964
--------------------------------------------------------------------------------
Services to shareholders                                            2,194,554
--------------------------------------------------------------------------------
Custodian and accounting fees                                         157,211
--------------------------------------------------------------------------------
Distribution services fees                                            772,141
--------------------------------------------------------------------------------
Administrative services fees                                          538,223
--------------------------------------------------------------------------------
Auditing                                                               39,809
--------------------------------------------------------------------------------
Legal                                                                  24,185
--------------------------------------------------------------------------------
Trustees' fees and expenses                                            90,197
--------------------------------------------------------------------------------
Reports to shareholders                                               137,319
--------------------------------------------------------------------------------
Registration fees                                                     109,995
--------------------------------------------------------------------------------
Amortization of organization expenses                                   4,073
--------------------------------------------------------------------------------
Other                                                                  33,383
--------------------------------------------------------------------------------
Total expenses, before expense reductions                           6,810,054
--------------------------------------------------------------------------------
Expense reductions                                                 (1,022,633)
--------------------------------------------------------------------------------
Total expenses, after expense reductions                            5,787,421
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (2,700,564)
--------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                          30,180,422
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                     14,010,654
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                         44,191,076
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                        $41,490,512
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   TWO MONTHS
                                                               YEAR ENDED            ENDED            YEAR ENDED
                                                            OCTOBER 31, 2000    OCTOBER 31, 1999    AUGUST 31, 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                 $  (2,700,564)       $   (293,550)      $    (932,342)
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions             30,180,422           2,343,968           9,396,870
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                14,010,654          14,900,813          44,795,107
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    41,490,512          16,951,231          53,259,635
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net realized gains-- Scudder Shares                             (6,405,855)                 --          (4,994,696)
-------------------------------------------------------------------------------------------------------------------
Net realized gains-- Class A                                    (3,271,517)                 --            (734,391)
-------------------------------------------------------------------------------------------------------------------
Net realized gains-- Class B                                    (2,298,852)                 --            (597,986)
-------------------------------------------------------------------------------------------------------------------
Net realized gains-- Class C                                      (413,112)                 --             (91,871)
-------------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                      358,067,430          22,858,479         167,868,674
-------------------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                   12,138,523                  --           6,289,899
-------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                       (167,738,823)        (13,479,531)       (114,518,626)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
  TRANSACTIONS                                                 202,467,130           9,378,948          59,639,947
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                              231,568,306          26,330,179         106,480,638
-------------------------------------------------------------------------------------------------------------------
Net assets at beginning of period                              250,373,618         224,043,439         117,562,801
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                  $ 481,941,924        $250,373,618       $ 224,043,439
-------------------------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                              CLASS A
                                                         YEARS ENDED OCTOBER 31,
                                                 ---------------------------------------
                                                  2000    1999(B)  1999(C)  1998(D)
----------------------------------------------------------------------------------------
Net asset value, beginning of period             $24.30   $22.63   $16.62   $ 20.30
----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       (.12)    (.02)    (.04)      .01
----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            3.89     1.69     6.86     (3.69)
----------------------------------------------------------------------------------------
Total from investment operations                   3.77     1.67     6.82     (3.68)
----------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions     (1.11)    --       (.81)    --
----------------------------------------------------------------------------------------
Net asset value, end of period                   $26.96   $24.30   $22.63   $ 16.62
----------------------------------------------------------------------------------------
TOTAL RETURN (%) (E) (F)                          15.70     7.38**  41.54    (18.13)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)            152.9     62.6     54.7       7.2
----------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    1.49(g)   1.52*   1.65      1.74*
----------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     1.23(g)   1.27*   1.24      1.24*
----------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          (.44)    (.44)*   (.17)      .10*
----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          61       58*      68        49
----------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the two months ended October 31, 1999.

(c) For the year ended August 31, 1999.

(d) For the period April 16, 1998 (commencement of sale of Class A shares) to August 31, 1998.

(e) Total return would have been lower had certain expenses not been reduced.

(f) Total return does not reflect the effect of any sales charges.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.48% and 1.22%, respectively (see Notes to Financial Statements).

 * Annualized

** Not annualized

FINANCIAL HIGHLIGHTS

                                                                 CLASS B
                                                         YEARS ENDED OCTOBER 31,
                                                 ---------------------------------------
                                                  2000    1999(B)  1999(C)  1998(D)
----------------------------------------------------------------------------------------
Net asset value, beginning of period             $23.98   $22.37   $16.57   $ 20.30
----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       (.34)    (.05)    (.22)     (.05)
----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            3.83     1.66     6.83     (3.68)
----------------------------------------------------------------------------------------
Total from investment operations                   3.49     1.61     6.61     (3.73)
----------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions     (1.11)    --       (.81)    --
----------------------------------------------------------------------------------------
Net asset value, end of period                   $26.36   $23.98   $22.37   $ 16.57
----------------------------------------------------------------------------------------
TOTAL RETURN (%) (E) (F)                          14.71     7.20**  40.30    (18.37)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)            108.5     37.4     30.5       5.9
----------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    2.36(g)   2.47*   2.51      2.52*
----------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     2.10(g)   2.22*   2.12      2.12*
----------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         (1.30)   (1.38)*  (1.04)     (.79)*
----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          61       58*      68        49
----------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the two months ended October 31, 1999.

(c) For the year ended August 31, 1999.

(d) For the period April 16, 1998 (commencement of sale of Class B shares) to August 31, 1998.

(e) Total return would have been lower had certain expenses not been reduced.

(f) Total return does not reflect the effect of any sales charges.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.34% and 2.09%, respectively (see Notes to Financial Statements).

 * Annualized

** Not annualized

FINANCIAL HIGHLIGHTS

                                                              CLASS C
                                                         YEARS ENDED OCTOBER 31,
                                                 ---------------------------------------
                                                  2000    1999(B)  1999(C)  1998(D)
----------------------------------------------------------------------------------------
Net asset value, beginning of period             $23.97   $22.38   $16.57   $ 20.30
----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       (.43)    (.07)    (.22)     (.05)
----------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            3.83     1.66     6.84     (3.68)
----------------------------------------------------------------------------------------
Total from investment operations                   3.40     1.59     6.62     (3.73)
----------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions     (1.11)    --       (.81)    --
----------------------------------------------------------------------------------------
Net asset value, end of period                   $26.26   $23.97   $22.38   $ 16.57
----------------------------------------------------------------------------------------
TOTAL RETURN (%) (E) (F)                          14.33     7.10**  40.42    (18.37)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)             25.5      7.1      5.6        .9
----------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    2.70(g)   2.94*   2.88      3.00*
----------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     2.44(g)   2.69*   2.09      2.09*
----------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)         (1.65)   (1.86)*  (1.02)     (.73)*
----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          61      58*       68        49
----------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the two months ended October 31, 1999.

(c) For the year ended August 31, 1999.

(d) For the period April 16, 1998 (commencement of sale of Class C shares) to August 31, 1998.

(e) Total return would have been lower had certain expenses not been reduced.

(f) Total return does not reflect the effect of any sales charges.

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.69% and 2.43%, respectively (see Notes to Financial Statements).

 * Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Classic Growth Fund (the "Fund") is a diversified
                             series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             On August 10, 1999, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to October 31 from August 31.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Scudder Shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing

NOTES TO FINANCIAL STATEMENTS

                             techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

                             ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the year ended October 31, 2000, purchases and
                             sales of investment securities (excluding short-term investments) aggregated $407,116,114 and
                             $226,019,544, respectively.

--------------------------------------------------------------------------------

3    RELATED PARTIES         MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Agreement") with Scudder
                             Kemper Investments, Inc. ("Scudder Kemper" or the
                             "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines

NOTES TO FINANCIAL STATEMENTS

                             the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Effective April 16, 1998, the Adviser has agreed to waive 0.25% of its management fee until January 31, 2001. For the year ended October 31, 2000, the Adviser did not impose a portion of its management fee amounting to $967,494, and the fee imposed amounted to $1,741,470.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2000, the Distribution Fee was as follows:

                                                                                                          UNPAID AT
                                                                                              TOTAL      OCTOBER 31,
                                       DISTRIBUTION FEE                                     AGGREGATED      2000
                                       -----------------------------------------------------------------------------
                                       Class B                                               $641,264     $127,184
                                       Class C                                                130,877       29,690
                                                                                             $772,141     $156,874

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2000 aggregated $295,674, of which $236,274 was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2000, the CDSC for Classes B and C aggregated $183,314 and $963, respectively.

                             ADMINISTRATIVE SERVICE FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the year ended October 31, 2000, the Administrative Service Fee was as follows:

                                                                                                          UNPAID AT
                                                                                              TOTAL      OCTOBER 31,
                                       ADMINISTRATIVE SERVICE FEE                           AGGREGATED      2000
                                       -----------------------------------------------------------------------------
                                       Class A                                               $280,844        $--
                                       Class B                                                213,754         --
                                       Class C                                                 43,625         --
                                                                                             $538,223        $--

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the year ended October 31, 2000, the

NOTES TO FINANCIAL STATEMENTS

                             amount charged to Classes A, B and C by KSC aggregated $344,671, $343,047 and $112,809, respectively, of which $106,448 is unpaid at October 31, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the year ended October 31, 2000, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $304,908, of which $49,048 is unpaid at October 31, 2000.

                             The Scudder Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended October 31, 2000, the Special Servicing Agreement expense charged to the Scudder Shares amounted to $684,171, of which $85,270 is unpaid at October 31, 2000.

                             Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the year ended October 31, 2000, the amount charged to the Scudder Shares by STC aggregated $117,879, of which $10,885 is unpaid at October 31, 2000.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 2000, the amount charged to the Fund by SFAC aggregated $147,019, of which $24,796 is unpaid at October 31, 2000.

                             TRUSTEES' FEES. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2000, the Trustees' fees and expenses aggregated $23,483. In addition, a one-time fee of $66,714 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note G. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $33,357 of such costs.

--------------------------------------------------------------------------------

4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agents whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended October 31, 2000, the Fund's custodian and transfer agent fees were reduced by $1,095 and $20,687, respectively, under these arrangements.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several other Scudder Funds (the
                             "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or

NOTES TO FINANCIAL STATEMENTS

                             emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

6    SHARE TRANSACTIONS      The following table summarizes shares of beneficial
                             interest and dollar activity in the Fund:

                                                                      YEAR ENDED                   TWO MONTHS ENDED
                                                                   OCTOBER 31, 2000                OCTOBER 31, 1999
                                                              ---------------------------      ------------------------
                                                                SHARES         DOLLARS          SHARES       DOLLARS
                                       SHARES SOLD
                                        Scudder Shares         3,007,008    $  79,812,412       191,253    $  4,368,502
                                       --------------------------------------------------------------------------------
                                        Class A                6,365,261      169,698,800       467,676      10,792,550
                                       --------------------------------------------------------------------------------
                                        Class B                3,321,680       86,245,038       282,287       6,387,191
                                       --------------------------------------------------------------------------------
                                        Class C                  854,446       22,311,180        57,839       1,310,236
                                       --------------------------------------------------------------------------------
                                                              13,548,395    $ 358,067,430       999,055    $ 22,858,479
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Scudder Shares           246,889    $   6,362,318            --    $         --
                                       --------------------------------------------------------------------------------
                                        Class A                  123,977        3,209,724            --              --
                                       --------------------------------------------------------------------------------
                                        Class B                   85,387        2,176,533            --              --
                                       --------------------------------------------------------------------------------
                                        Class C                   15,303          389,948            --              --
                                       --------------------------------------------------------------------------------
                                                                 471,556    $  12,138,523            --    $         --
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Scudder Shares        (1,901,521)   $ (49,835,087)     (186,095)   $ (4,242,573)
                                       --------------------------------------------------------------------------------
                                        Class A               (3,396,132)     (90,592,754)     (307,088)     (7,090,317)
                                       --------------------------------------------------------------------------------
                                        Class B                 (853,084)     (22,212,889)      (83,158)     (1,889,264)
                                       --------------------------------------------------------------------------------
                                        Class C                 (195,776)      (5,098,093)      (11,341)       (257,377)
                                       --------------------------------------------------------------------------------
                                                              (6,346,513)   $(167,738,823)     (587,682)   $(13,479,531)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Scudder Shares         1,352,376    $  36,339,643         5,158    $    125,929
                                       --------------------------------------------------------------------------------
                                        Class A                3,093,106       82,315,770       160,588       3,702,233
                                       --------------------------------------------------------------------------------
                                        Class B                2,553,983       66,208,682       199,129       4,497,927
                                       --------------------------------------------------------------------------------
                                        Class C                  673,973       17,603,035        46,498       1,052,859
                                       --------------------------------------------------------------------------------
                                                               7,673,438    $ 202,467,130       411,373    $  9,378,948
                                       --------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                                               YEAR ENDED
                                                                                            AUGUST 31, 1999
                                                                                     ------------------------------
                                                                                       SHARES            DOLLARS
                                       SHARES SOLD
                                        Scudder Shares                                1,767,053       $  36,814,454
                                       ----------------------------------------------------------------------------
                                        Class A                                       4,181,810          89,719,684
                                       ----------------------------------------------------------------------------
                                        Class B                                       1,703,242          35,213,582
                                       ----------------------------------------------------------------------------
                                        Class C                                         290,638           6,120,954
                                       ----------------------------------------------------------------------------
                                                                                      7,942,743       $ 167,868,674
                                       ----------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Scudder Shares                                  241,446       $   4,918,255
                                       ----------------------------------------------------------------------------
                                        Class A                                          34,363             700,664
                                       ----------------------------------------------------------------------------
                                        Class B                                          28,770             583,153
                                       ----------------------------------------------------------------------------
                                        Class C                                           4,331              87,827
                                       ----------------------------------------------------------------------------
                                                                                        308,910       $   6,289,899
                                       ----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Scudder Shares                               (2,330,780)      $ (48,909,586)
                                       ----------------------------------------------------------------------------
                                        Class A                                      (2,232,659)        (48,175,880)
                                       ----------------------------------------------------------------------------
                                        Class B                                        (727,039)        (15,294,433)
                                       ----------------------------------------------------------------------------
                                        Class C                                         (99,616)         (2,138,727)
                                       ----------------------------------------------------------------------------
                                                                                     (5,390,094)      $(114,518,626)
                                       ----------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Scudder Shares                                 (322,281)      $  (7,176,877)
                                       ----------------------------------------------------------------------------
                                        Class A                                       1,983,514          42,244,468
                                       ----------------------------------------------------------------------------
                                        Class B                                       1,004,973          20,502,302
                                       ----------------------------------------------------------------------------
                                        Class C                                         195,353           4,070,054
                                       ----------------------------------------------------------------------------
                                                                                      2,861,559       $  59,639,947
                                       ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

7    REORGANIZATION          In early 2000, Scudder Kemper initiated a
                             restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds
                             Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/ Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

                             On November 29, 2000, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and Scudder Capital Growth Fund, pursuant to which Scudder Capital Growth Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder Capital Growth Fund. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of

NOTES TO FINANCIAL STATEMENTS

                             the Fund to approve the Reorganization will be held on or about May 24, 2001.

                             As a result of the Reorganization, each shareholder of the Scudder Classic Growth Fund will become a shareholder of the Scudder Capital Growth Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Scudder Capital Growth Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF INVESTMENT TRUST AND TO THE

CLASS A, CLASS B AND CLASS C SHAREHOLDERS OF CLASSIC GROWTH FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, Class B and Class C shares present fairly, in all material respects, the financial position of Classic Growth Fund (the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Class A, Class B and Class C shares for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights for the Class A, Class B and Class C shares (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                                      PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts

                                          December 20, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Fund paid distributions of $1.11 per share from net long-term capital gains during its year ended October 31, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $25,000,000 as capital gain dividends for its year ended October 31, 2000, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

SHAREHOLDERS' MEETING

SHAREHOLDER MEETING RESULTS (UNAUDITED)

A Special Meeting of Shareholders (the "Meeting") of Scudder Classic Growth Fund (the "fund"), a series of Investment Trust, was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1) To elect Trustees of the Investment Trust.

                                   Number of Votes:
                                 ---------------------
      TRUSTEE                       For       Withheld
      Henry P. Becton, Jr.       8,302,774     88,280
      Linda C. Coughlin          8,304,579     86,475
      Dawn-Marie Driscoll        8,305,567     85,487
      Edgar R. Fiedler           8,304,051     87,003
      Keith R. Fox               8,306,457     84,597
      Joan E. Spero              8,303,428     87,627
      Jean Gleason Stromberg     8,305,031     86,023
      Jean C. Tempel             8,304,910     86,145
      Steven Zaleznick           8,303,594     87,461

2) To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending October 31, 2000.

                   Number of Votes:
      ------------------------------------------
                                        Broker
         For      Against   Abstain   Non-Votes*
      8,249,773   56,073    85,208     0

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

HENRY P. BECTON, JR.              THOMAS V. BRUNS                   KATHRYN L. QUIRK
Trustee                           Vice President                    Vice President and
                                                                    Assistant Secretary
LINDA C. COUGHLIN                 MAC EYSENBACH
President and Trustee             Vice President                    HOWARD SCHNEIDER
                                                                    Vice President
DAWN-MARIE DRISCOLL               WILLIAM F. GADSDEN
Trustee                           Vice President                    JOHN R. HEBBLE
                                                                    Treasurer
EDGAR R. FIELDER                  WILLIAM F. GLAVIN
Trustee                           Vice President                    BRENDA LYONS
                                                                    Assistant Treasurer
KEITH R. FOX                      VALERIE F. MALTER
Trustee                           Vice President                    CAROLINE PEARSON
                                                                    Assistant Secretary
JEAN E. SPERO                     JAMES E. MASUR
Trustee                           Vice President

JEAN GLEASON STROMBERG            KATHLEEN T. MILLARD
Trustee                           Vice President

JEAN C. TEMPEL                    JOHN MILLETTE
Trustee                           Vice President and
                                  Secretary
STEVEN ZALEZNICK
Trustee

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AND SHAREHOLDER              KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT ACCOUNTANTS               PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606-5808
                                      www.kemper.com



KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style Fund prospectus.
KCGF-2 (12/22/00) 4986
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)